UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2009

ClearPoint Business Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 997-7710

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 19, 2009, ClearPoint Business Resources, Inc. (the “Company”), through and with the approval of the Audit Committee of the Company’s Board of Directors, dismissed Parente Randolph LLP (“Parente”) and engaged Asher & Company, Ltd. (“Asher”) as its independent registered public accounting firm.

Prior to engaging Asher, the Company did not consult with Asher regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Asher on the Company’s financial statements, and Asher did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Except for a going concern paragraph and a reference to the Company’s adoption of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” effective January 1, 2008, the report of independent registered public accounting firm of Parente regarding the Company’s financial statements for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  As reported by the Company on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC) on February 20, 2009, as amended by Amendment No. 1 to the Current Report on Form 8-K filed with the SEC on February 23, 2009, Parente was initially engaged in February 2009 as a result of its acquisition of the Company’s prior independent registered public accounting firm, Lazar Levine & Felix, LLP.  From February 2009 through June 19, 2009, the date of dismissal, there were no disagreements with Parente on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parente, would have caused it to make reference to such disagreement in its reports.

The Company provided Parente with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the SEC and requested that Parente furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated June 23, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Parente Randolph LLP, dated June 23, 2009 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 23, 2009

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael Traina
Name: Michael Traina
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Parente Randolph LLP, dated June 23, 2009 regarding change in certifying accountant.